Exhibit 99.2 ZIMMER BIOMET MOVING YOU MOVING YOU F FO OR RW WA AR RD D ZBH Acquisition of Paragon 28 2024 Investor Day January 28, 2025

Disclaimer Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statements about us; Paragon 28, Inc. (“Paragon 28”); forecasts; expectations; plans; intentions; strategies; prospects; goals; priorities; financial guidance; products; markets; technologies; partnerships; and services. Forward-looking statements in this presentation also include, among other things, statements about the potential benefits of the proposed acquisition; anticipated accretion and growth rates; Zimmer Biomet's and Paragon 28's plans, objectives, expectations and intentions; the financial condition, results of operations and businesses of Zimmer Biomet and Paragon 28; the possibility that the milestones associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the acquisition. All statements other than statements of historical or current fact are, or may be deemed to be, forward- looking statements. Such statements are based upon the current beliefs, expectations and assumptions of our management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as whether the stockholders of Paragon 28 will approve the acquisition and the possibility that the acquisition does not close; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; risks relating to the achievement, in part or at all, of the commercial milestones necessary for the payment of any contingent value rights; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Zimmer Biomet common stock and on Zimmer Biomet's operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange rates and interest rates; changes in tax and other laws, regulations and policies; future business combinations or disposals; the uncertainties inherent in research and development; competitive developments; our ability to attract, retain and develop the highly skilled employees and distributors we need to support our business; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and other government regulators, such as more stringent requirements for regulatory clearance of products; the outcome of government investigations; the impact of healthcare reform and cost containment measures, including efforts sponsored by government agencies, legislative bodies, the private sector and healthcare purchasing organizations through reductions in reimbursement levels, repayment demands and otherwise; and the success of our quality and operational excellence initiatives. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. A further list and description of these risks and uncertainties and other factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and our subsequent filings with the Securities and Exchange Commission (“SEC”). Copies of these filings are available online at www.sec.gov and www.zimmerbiomet.com or on request from us. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the SEC. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Recipients of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation refers to certain financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non- GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in add ition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP. Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating our performance and the transaction. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations. The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP financial measures. In addition, certain of these non-GAAP financial measures are used as performance metrics in our incentive compensation programs. Forward looking information is not adjusted to give effect to accounting requirements for discontinued operations. Unless otherwise noted, all measures in this presentation are on an adjusted and constant currency basis. Additional Information about the Proposed Transaction and Where to Find It: In connection with the proposed transaction, Paragon 28 will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Paragon 28’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Paragon 28’s website at www.paragon28.com. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Paragon 28, Inc., Robert McCormack, 14445 Grasslands Drive, Englewood, Colorado, telephone: (720) 912-1332. Participants in the Solicitation: Zimmer Biomet and Paragon 28 and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Paragon 28 in connection with the proposed transaction. Information regarding Zimmer Biomet’s directors and executive officers can be found in Zimmer Biomet’s definitive proxy statement filed with the SEC on March 27, 2024. Information regarding Paragon 28’s directors and executive officers can be found in Paragon 28’s definitive proxy statement filed with the SEC on April 5, 2024. Additional information regarding the interests of Paragon 28’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site atwww.sec.gov, on Zimmer Biomet’s website atwww.zimmerbiomet.com and on Paragon 28’s website at www.paragon28.com 2 2

Zimmer Biomet has entered into a definitive agreement to acquire all of the outstanding shares of Paragon 28, Inc. (NYSE:FNA), a leading medical device company focused exclusively on the foot and ankle orthopedic segment. The 1 transaction values Paragon 28 at approximately $1.2 billion Paragon 28’s industry leading foot and ankle solutions portfolio is highly complementary to our lower extremities business, adding key products in categories such as bunion correction, lower extremity fracture and total ankle replacement, while creating cross selling opportunities and Summary amplifying our leadership position in the ASC This strategic transaction will further solidify our leadership position across musculoskeletal health and specifically lower extremities 1. Represents enterprise value and excludes an up to $1 per share Contingent Value Right (CVR) 3

Strategic Rationale

Expands

F&A deformity offerings through Paragon 28's leading technology platform while bolstering existing fracture & trauma and joint replacement portfolios

Accelerates

Zimmer Biomet's WAMGR[1] given significant opportunity across ~$5 Billion F&A segment[2] growing high-single digits

Complements

Zimmer Biomet's global footprint and existing infrastructure with Paragon 28's expansive portfolio to drive adoption and accelerate U.S. and international growth

Expedites

Zimmer Biomet's expansion opportunities in the fast-growing ASC space where F&A procedures carry a very beneficial reimbursement, while also creating cross selling opportunities

Strengthens

Zimmer Biomet's leadership position across musculoskeletal health, and in particular lower extremities

1. WAMGR stands for weighted average market growth rate
2. Source: iData Research and FNA estimates. Approximately 55% of global segment sales is U.S.

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Transaction Details 1 $13 per share in cash corresponding to an approximate $1.2B enterprise value Purchase Price and Contingent Value One non-tradable CVR which may pay up to an additional $1 per share in cash based on achievement of Right (CVR) Structure revenue milestones Zimmer Biomet plans to fund the proposed transaction through a combination of cash on the balance Sources of sheet and other available debt financing sources Financing Immediately accretive to revenue growth Financial Impact Approximately 3% dilutive to adj EPS in 2025, 1% dilutive to adj EPS in 2026 and accretive to adj EPS within 2 24 months of deal closing Approval Subject to receipt of required regulatory approvals and approval of the Paragon 28 stockholders, and is Process anticipated to close in the first half of 2025 1. Transaction value excludes an up to $1 per share CVR 5 2. Based on ZBH internal model expectations, on an adjusted, non-GAAP basis and assuming a 1H2025 deal close

F&A Segment Opportunity 1 2 Global Foot & Ankle Segment Foot & Ankle Segment Allocation 2024 - 2028 CAGR (%) Large Forefoot 10 CAGR $6.9B ~13,700 Fracture Fixation 5 ~7% $5.2B U.S. Foot & Flatfoot / PCFD 3 Ankle Ankle 9 Charcot 4 Surgeon Base 2024 2028 Biologics 6 3 orthopedic surgeons that Fast Growing Segment with Several Key Differentiators specialize in foot and ankle ~2,400 Highly complex anatomy Significant opportunity for innovation to drive 3 surgical podiatrists improved outcomes Increasing surgeon specialization ~9,000 Well over 100 indications with variety of Generally more active and younger patient causes (activity-based, trauma, genetic pediatric and trauma surgeons that populations predisposition, etc.) treat foot and ankle ~2,300 1. Source: iData Research and FNA estimates. Approximately 55% of global segment sales is U.S. 3. FNA management estimates 2. Source: FNA filings, SmartTrak, and FNA management estimates 6

Paragon 28 Overview

Annual Revenue[1]


19% CAGR
$106
$111
$147
$181
$216
$256
2019
2020
2021
2022
2023
2024

Product Portfolio

Fracture & Trauma


Gorilla® R3con Plating System
Monkey Rings™ External Fixation System

Internal / External Bone Fixation

Comprehensive plating system with solutions for many fracture type and deformity correction

Pin to bar external fixation for charcot and lower extremity reconstruction

Deformity Correction


Bun-Yo-Matic™ Lapidus Clamp
Phantom® Hindfoot TTC/TC System

Addressing muscular imbalances and structural abnormalities

Offer a comprehensive, minimally-invasive correction deformity portfolio to address varying severities and each patient's unique needs

Joint Replacement


APEX 3D™ Total Ankle Replacement System

Anterior Total Ankle Replacement

Accommodates surgeon preferences and addresses anterior approach offering

Designed to address implant loosening, pathological wear, instability and pain

1. 2024 revenue based on FNA pre-announcement 1/13/2025

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A Reminder on Our M&A Strategy Criteria Paragon 28 Transaction Value Less than $2bn✓ Immediately Accretive to Revenue Growth✓ Adj. EPS Neutral by the End of Year 2✓ High-Single Digit ROIC by Year 5✓ Path to Category Leadership✓ Differentiated Protected Solutions✓ Improve Safety, Efficiency, Best-in-Class Outcomes✓ Site of Care✓ 8 Strategic Financial